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                                                                   EXHIBIT 10.16


                       NONSTATUTORY STOCK OPTION AGREEMENT

         This NONSTATUTORY STOCK OPTION AGREEMENT is made February ___, 1998, between BIRCH TELECOM, INC., a Delaware corporation (the "Company"), and [___________________], an individual ("Optionee").

         The Company has adopted the 1998 Stock Option Plan (the "Plan") in order to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Pursuant to the Plan, certain employees of the Company and its Affiliates may be designated by the Board of Directors of the Company to receive an option to purchase shares of common stock of the Company ("Common Stock").

         The parties, intending to be legally bound, agree as follows:

         1. DEFINITIONS. Capitalized terms not explicitly defined in this Agreement, but defined in the Plan, shall have the same definitions as in the Plan. As used in this Agreement, the following terms shall have the following meanings:

                  (A) "CAUSE" means any of the following: (i) Optionee's breach of a material obligation under any written employment, noncompetition or proprietary information agreement with the Company or any of its Affiliates; (ii) Optionee's failure to adhere in any material respect to any written Company policy if such policy is material to the effective performance by Optionee of his or her duties, and if Optionee has been given a reasonable opportunity to cure his or her failure to comply within the thirty-day period preceding the termination of Optionee's employment, provided that if Optionee cures his or her failure to comply with such a policy and then fails again to comply with the same policy, no further opportunity to cure that failure shall be required; (iii) the appropriation (or attempted appropriation) of a material business opportunity of the Company or any of its Affiliates, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company or any of its Affiliates (other than through stock options, bonuses and other incentives provided by the Company or any of its Affiliates to Optionee); (iv) the misappropriation (or attempted misappropriation) of any of the funds or properties of the Company or any of its Affiliates; or (v) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, or a crime involving moral turpitude, dishonesty, or fraud.

                  (B) "CHANGE IN CONTROL" means any of the following: (i) the sale of all or substantially all of the Company's (or its Affiliates') assets that results in the liquidation of the Company and the payment of liquidating distributions to the stockholders of the Company; (ii) the acquisition of the Company by another entity by means of a merger or


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         consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued or paid or caused to be issued or paid by the acquiring entity or its subsidiary; or (iii) the acquisition from one or more of the stockholders of the Company of more than 50% of the voting stock of the Company by a single person or group of persons acting together.

                  (C) "GOOD REASON" means any of the following: (i) the material breach by the Company or any of its Affiliates of a material obligation under any written employment agreement with Optionee; (ii) the assignment of Optionee, without his or her consent, to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his or her position, responsibilities, or duties at the commencement of his or her employment.

         2. GRANT OF OPTION. The Company hereby grants to Optionee a Nonstatutory Stock Option to purchase up to an aggregate of ___________ (______) shares of Common Stock (the "Option"), in accordance with the vesting schedule set forth in Section 3 of this Agreement.

         3. VESTING. Subject to the limitations contained in this Agreement, 6.25% of the shares subject to the Option will vest (become exercisable) on ____________, 1998 [THREE MONTHS FROM DATE OF GRANT], and an additional 6.25% of the shares will then vest each [DATES UPON WHICH QUARTERS END] thereafter until either (a) Optionee ceases to provide services to the Company or any of its Affiliates for any reason, or (b) the Option becomes fully vested; provided, however, that the unvested portion of the Option shall vest earlier and be exercisable upon the earliest to occur of the following (subject to the provisions of Section 8 of this Agreement): (i) a Change in Control, or (ii) the termination of Optionee's Continuous Status as an Employee by the Company without Cause or by Optionee for Good Reason.

         4. EXERCISE PRICE AND METHOD OF PAYMENT.

                  (A) EXERCISE PRICE. The exercise price of the Option is ___________________________ ($___________) per share, being the fair market value of the Common Stock on the date of grant of the Option.

                  (B) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to Optionee. Optionee may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (i) Payment of the exercise price per share in cash
                  (including check) at the time of exercise;



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                           (ii) Payment pursuant to a program developed under
                  Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                           (iii) Payment by delivery of already-owned shares of
                  Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its Fair Market Value on the date of exercise;

                           (iv) Payment pursuant to the deferred payment
                  alternative as described in Section 4(c) of this Agreement; or

                           (v) Payment by a combination of the methods of
                  payment permitted by Sections 4(b)(i) through 4(b)(iv) of this Agreement.

                  (C) CONDITIONS OF DEFERRED PAYMENT. In the event that Optionee elects to make payment of the exercise price pursuant to the deferred payment alternative:

                           (i) Not less than the aggregate par value of the
                  shares of Common Stock to be acquired pursuant to the exercise of the Option shall be due at the time of exercise, not less than 25% of the balance of said exercise price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company's election, upon termination of Optionee's Continuous Status as an Employee with the Company or an Affiliate of the Company;

                           (ii) Interest shall be payable at least annually and
                  shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

                           (iii) In order to elect the deferred payment
                  alternative, Optionee must, as a part of his or her written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company thereunder, if the Company so requests, Optionee must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.



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         5. EXERCISE PRIOR TO VESTING.

                  (A) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this Agreement, Optionee may elect at any time during his or her Continuous Status as an Employee to exercise the Option as to any part of all of the shares subject to the Option at any time during the term hereof, including a time prior to the date of earliest exercise ("vesting") stated in Section 3 of this Agreement; provided, however, that:

                           (i) a partial exercise of the Option shall be deemed
                  to cover vested shares first and then the earliest vesting installment of unvested shares;

                           (ii) any shares so purchased from installments which
                  have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and

                           (iii) Optionee shall enter into any Early Exercise
                  Stock Purchase Agreement in the form attached to this Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

                  (B) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this Section 5 to purchase shares upon the exercise of the Option prior to the vesting dates shall cease upon the termination of Optionee's Continuous Status as an Employee and may not be exercised after the date thereof.

         6. WHOLE SHARES. The Option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         7. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, the Option may not be exercised unless the shares issuable upon exercise of the Option are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         8. TERM. The term of the Option commences on the date of this Agreement and expires ten years thereafter (the "Expiration Date"), unless the Option expires sooner as set forth below or in the Plan. In no event may the Option be exercised on or after the Expiration Date. The Option shall terminate prior to the Expiration Date as follows: three months after the termination of Optionee's Continuous Status as an Employee with the Company or an Affiliate of the Company for any reason or for no reason unless:


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                  (A) such termination of Continuous Status as an Employee is due to Optionee's permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the Option shall expire on the earlier of the Expiration Date set forth above or twelve months following such termination of Continuous Status as an Employee; or

                  (B) such termination of Continuous Status as an Employee is due to Optionee's death, or Optionee's death occurs within three months following Optionee's termination for any other reason, in which event the Option shall expire on the earlier of the Expiration Date set forth above or twelve months after Optionee's death; or

                  (C) during any part of such three month period the Option is not exercisable solely because of the condition set forth in Section 7 of this Agreement, in which event the Option shall not expire until the earlier of the Expiration Date set forth above or until it shall have been exercisable for an aggregate period of three months after the termination of Continuous Status as an Employee; or

                  (D) exercise of the Option within three months after termination of Optionee's Continuous Status as an Employee would result in liability under Section 16(b) of the Exchange Act, in which case the Option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth day after the last date upon which exercise would result in such liability, or (iii) six months and ten days after the termination of your Continuous Status as an Employee.

However, the Option may be exercised following termination of Continuous Status as an Employee only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee under the provisions of Section 3 of this Agreement.

         9. REPRESENTATIONS. By executing this Agreement, Optionee warrants and represents that he or she (a) is acquiring the Option for his or her own account and has no intention of distributing, transferring or selling all or any part of the Option except in accordance with the terms of this Agreement, and (b) has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his or her own interests in connection with the grant of the Option by virtue of the business or financial expertise of any of Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

         10. EXERCISE.

                  (A) The Option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during




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         regular business hours, together with such additional documents as the
         Company may then require pursuant to Section 6(f) of the Plan.

                  (B) By exercising the Option, Optionee agrees that:

                           (i) as a precondition to the completion of any
                  exercise of the Option, the Company may require Optionee to enter an arrangement providing for the cash payment by Optionee to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of the Option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. Optionee also agrees that any exercise of the Option has not been completed and that the Company is under no obligation to issue any Common Stock until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company; and

                           (ii) the Company (or a representative of the
                  underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that Optionee not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. Optionee further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         11. TRANSFERABILITY. The Option is not transferable, except (i) by will or by the laws of descent and distribution, or (ii) by written instruction, in a form accepted by the Company, to Optionee's spouse, children, lineal ancestors and lineal descendants (or to a trust created solely for the benefit of Optionee or any of the foregoing persons) or to an organization exempt from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible charitable contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings), and is exercisable during Optionee's life only by Optionee or a transferee satisfying these conditions. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, Optionee may designate a third party who, in the event of Optionee's death, shall thereafter be entitled to exercise the Option.

         12. OPTION NOT A SERVICE CONTRACT. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create any obligation on Optionee's part to continue in the employ of the Company, or of the Company to continue Optionee's employment with the Company.



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         13. NOTICES. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to Optionee, five (5) days after deposit in the United States mail, postage prepaid, addressed to Optionee at the address specified below or at such other address as Optionee hereafter designates by written notice to the Company.

         14. GOVERNING PLAN DOCUMENT. This Agreement is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this Agreement, including without limitation the provisions of Section 6 of the Plan relating to option provisions, in the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control, and this Agreement is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. If however, the Plan is amended or terminated after the date of this Agreement such amendment or termination shall not affect the Option granted pursuant to this Agreement, unless mutually agreed otherwise by Optionee and the Company, which agreement shall be in writing and signed by Optionee and the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date first written above.

                                     OPTIONEE

                                     ------------------------------------------
                                     [name]

                                     Address:
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                                     BIRCH TELECOM, INC.


                                     By:
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                                     David E. Scott, President




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